April 15, 2016

Jackson Square SMID-Cap Growth Fund

A series of Managed Portfolio Series

Supplement to the Prospectus and Statement of Additional
Information (“SAI”), each dated March 29, 2016

This supplement is to provide notification that the Investor Class of the Jackson Square SMID-Cap Growth Fund (the “Fund”) is not yet available for purchase.  All references to the Fund’s Investor Class ticker symbol “JSMVX” are hereby replaced with “[Not available for purchase].”

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 844-577-3863.

This supplement should be retained with your Prospectus and SAI for future reference.